UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 15, 2021

QSAM BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55148	20-1602779
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

9442 Capital of Texas Hwy N, Plaza 1, Suite 500 Austin, Texas	78759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(512) 343-4558

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On February 15, 2021, QSAM Biosciences, Inc. (the “Company” or “QSAM”) appointed Charles J. Link Jr., M.D. to the Company’s Board of Directors. Dr. Link will also serve the Company in a part-time, non-executive role as Medical Director.

Dr. Link, age 61, brings decades of biotech and drug development experience to QSAM. He currently serves on the executive committee of the Board of Directors at NovaScan Inc., a clinical-stage company focused on cancer detection; and is the founder and President of biotech startup Syncromune. Previously, Dr. Link was the CEO, CSO, Chairman, and founder of NewLink Genetics, a NASDAQ-listed immunotherapy company focused on developing novel immuno-oncology product candidates.

During his tenure at NewLink, Dr. Link led a series of collaborative transactions totaling hundreds of millions of dollars with Merck, Roche and the United States government. He also oversaw the collaboration with Merck to develop EVERBO, the first Ebola vaccine to receive FDA approval.

Prior to founding NewLink Genetics, Dr. Link was an attending physician at the National Cancer Institute. He has authored more than 150 peer-reviewed papers. He previously received funding from the National Institute of Health, the National Cancer Institute, the American Cancer Society, and others. Dr. Link received an M.D. from Stanford University, and he attended the U.S. Air Force Academy.

Dr. Link. has no arrangements or understandings with any other person pursuant to which he was appointed as a director and no family relationships with any director or executive officer of the Company. Dr. Link serves on the board of NovaScan with QSAM’s Executive Chairman, C. Richard Piazza. Dr. Link has no direct or indirect beneficial ownership in the Company’s common stock or rights to acquire common stock except he received consideration upon his appointment to the Board of 850 shares of Series E-1 Incentive Preferred Stock, which vest in two equal instalments 12 months and 24 months after issuance.

Concurrently with the appointment, the Company accepted the resignation of Scott W. Whitney, a Board member since 2016. Mr. Whitney has stated that he has no disagreements with the Board of Directors of the Company.

Item 8.01 Other Items.

On February 16 2021, the Company issued a press release announcing the appointment of Dr Link as a member of the Company’s Board of Directors which is attached as Exhibit 99.1 The information in Exhibit 99.1 is being furnished and such information shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended ( the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933,as amended or the Exchange Act, except as may be expressly set forth by specific reference in such a filing

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued February 16,2021

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QSAM Biosciences, Inc.

		By:	/s/ Christopher Nelson
Christopher Nelson
General Counsel

Date:	February 18, 2021